                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004



COLLECTIONS

                                                                                                                       DOLLARS
Payments received                                                                                                     51,530,518.94
                Plus / (Less) :
                                 Net Servicer Advances                                                                   282,973.93
                                 Investment Earnings on funds in the
                                   Collection Account                                                                     56,538.73
                                                                                                                     --------------
                                 Investment Earnings on funds in the
                                   Pre-Fund Account                                                                            0.00
                                                                                                                     --------------
Total Available Funds                                                                                                 67,505,335.27
                                                                                                                     ==============


DISTRIBUTIONS

                Servicing Fee                                                                        1,626,589.00
                Trustee and Other Fees                                                                   5,032.96
                                                                                                     ------------

Total Fee Distribution                                                                                                 1,631,621.96

                Note Interest Distribution Amount - Class A-1                       277,630.71
                Note Interest Distribution Amount - Class A-2                       973,250.00
                Note Interest Distribution Amount - Class A-3                       957,000.00
                Note Interest Distribution Amount - Class A-4                     1,116,775.00
                                                                                ---------------
                                                                                  3,324,655.71

                Note Principal Distribution Amount - Class A-1                   46,814,168.34
                Note Principal Distribution Amount - Class A-2                            0.00
                Note Principal Distribution Amount - Class A-3                            0.00
                Note Principal Distribution Amount - Class A-4                            0.00
                                                                                ---------------
                                                                                 46,814,168.34

Total Class A Interest and Principal Distribution                                                                     50,138,824.05

                Note Interest Distribution Amount - Class B-1                       175,500.00
                Note Principal Distribution Amount - Class B-1                            0.00
                                                                                ---------------

Total Class B Interest and Principal Distribution                                                                        175,500.00

                Note Interest Distribution Amount - Class C-1                       192,000.00
                Note Principal Distribution Amount - Class C-1                            0.00
                                                                                ---------------

Total Class C Interest and Principal Distribution                                                                        192,000.00

                Note Interest Distribution Amount - Class D-1                       176,366.67
                Note Principal Distribution Amount - Class D-1                            0.00
                                                                                ---------------

Total Class D Interest and Principal Distribution                                                                        176,366.67

                Spread Account Deposit                                                                                15,191,022.59
                                                                                                                     --------------


Total Distributions                                                                                                   67,505,335.27
                                                                                                                     ==============

                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004



PORTFOLIO DATA:

                                                                                 # of loans
      Beginning Aggregate Principal Balance                                          86,952                       1,561,525,894.86

          Less:                  Principal Payments                                             (20,239,450.10)
                                 Full Prepayments                                    (1,323)    (20,726,305.55)
                                 Partial Prepayments                                      -                  -
                                 Liquidations                                           (94)     (1,457,880.52)
                                                                                                --------------
                                                                                                                    (42,423,636.17)
                                                                                                                 ------------------
      Ending Aggregate Principal Balance                                             85,535                       1,519,102,258.69
                                                                                                                 ==================

Ending Outstanding Principal Balance of Notes                                                                     1,463,073,848.19
Overcollateralization Amount                                                                                         56,028,410.50
Overcollateralization Level                                                                                                  3.69%

OTHER RELATED INFORMATION:

Spread Account:

                Beginning Balance (Including Spread and Capitalized Interest)                    15,615,258.95
                      Investment earnings on funds in spread account                                 20,044.72
                      Less: Funds included in Total Available Funds                             (15,635,303.67)
                      Deposits                                                                   15,191,022.59
                      Reductions                                                                             -
                                                                                                --------------
                Ending Balance                                                                                       15,191,022.59

                Beginning Initial Deposit (Including Spread and Capitalized
                  Interest)                                                                      16,230,477.17
                      Repayments                                                                             -
                                                                                                --------------
                Ending Initial Deposit                                                                               16,230,477.17

Pre-Fund Account:
                Beginning Balance                                                                            -
                      Investment earnings on funds in pre-fund account                                       -
                      Reductions                                                                          0.00
                                                                                                --------------
                Ending Balance                                                                                                0.00

Servicer Advances:
                Beginning Unreimbursed Advances                                                     729,639.40
                Net Advances                                                                        282,973.93
                                                                                                --------------
                                                                                                                      1,012,613.33

Net Charge-Off Data:
                Charge-Offs                                                                         349,238.22
                Recoveries                                                                          (42,247.36)
                                                                                                --------------
                Net Charge-Offs                                                                                         306,990.86

Delinquencies ( P&I):                                                            # of loans
                30-59 Days                                                              630       8,087,428.98
                60-89 Days                                                               84         887,375.06
                90-119 Days                                                               0                  -
                120 days and over                                                         0                  -

Repossessions                                                                            20         199,089.77

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of
  the Sale and Servicing Agreement)                                                       -                                      -

Cumulative Charge-Off Percentage                                                                                             0.02%

WAC                                                                                                                       10.7164%
WAM                                                                                                                         63.705

                        WFS FINANCIAL 2004-3 OWNER TRUST

                           Distribution Date Statement
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004

=====================================================================================================================
                              BEGINNING       NOTE MONTHLY                  TOTAL
             ORIGINAL        OUTSTANDING        PRINCIPAL       PRIOR     PRINCIPAL        PRINCIPAL      CURRENT
             PRINCIPAL        PRINCIPAL       DISTRIBUTABLE   PRINCIPAL  DISTRIBUTABLE    DISTRIBUTION    PRINCIPAL
 CLASSES      BALANCE          BALANCE           AMOUNT       CARRYOVER    AMOUNT            AMOUNT       CARRYOVER
=====================================================================================================================
   A-1     229,000,000.00    186,888,016.53   46,814,168.34        0.00   46,814,168.34   46,814,168.34       0.00


   A-2     458,000,000.00    458,000,000.00            0.00        0.00            0.00            0.00       0.00


   A-3     348,000,000.00    348,000,000.00            0.00        0.00            0.00            0.00       0.00


   A-4     341,000,000.00    341,000,000.00            0.00        0.00            0.00            0.00       0.00


   B-1      60,000,000.00     60,000,000.00            0.00        0.00            0.00            0.00       0.00


   C-1      64,000,000.00     64,000,000.00            0.00        0.00            0.00            0.00       0.00


   D-1      52,000,000.00     52,000,000.00            0.00        0.00            0.00            0.00       0.00


=====================================================================================================================
TOTAL    1,552,000,000.00  1,509,888,016.53   46,814,168.34        0.00   46,814,168.34   46,814,168.34       0.00
=====================================================================================================================



===================================================
                   REMAINING          TOTAL
                 OUTSTANDING       PRINCIPAL
                   PRINCIPAL       AND INTEREST
 CLASSES            BALANCE        DISTRIBUTION
===================================================
   A-1          140,073,848.19      47,091,799.05


   A-2          458,000,000.00         973,250.00


   A-3          348,000,000.00         957,000.00


   A-4          341,000,000.00       1,116,775.00


   B-1           60,000,000.00         175,500.00


   C-1           64,000,000.00         192,000.00


   D-1           52,000,000.00         176,366.67
===================================================
TOTAL         1,463,073,848.19      50,682,690.72
===================================================



================================================================================================================================
                         NOTE MONTHLY                      TOTAL
                           INTEREST          PRIOR       INTEREST           INTEREST         CURRENT     DEFICIENCY     POLICY
   NOTE     INTEREST    DISTRIBUTABLE      INTEREST     DISTRIBUTABLE      DISTRIBUTION       INTEREST     CLAIM         CLAIM
 CLASSES      RATE          AMOUNT         CARRYOVER      AMOUNT              AMOUNT         CARRYOVER     AMOUNT        AMOUNT
================================================================================================================================
   A-1      1.72515%         277,630.71       0.00       277,630.71          277,630.71        0.00         0.00          0.00

   A-2      2.55000%         973,250.00       0.00       973,250.00          973,250.00        0.00         0.00          0.00

   A-3      3.30000%         957,000.00       0.00       957,000.00          957,000.00        0.00         0.00          0.00

   A-4      3.93000%       1,116,775.00       0.00 1     ,116,775.00       1,116,775.00        0.00          0.00         0.00

   B-1      3.51000%         175,500.00       0.00       175,500.00          175,500.00        0.00         0.00          0.00

   C-1      3.60000%         192,000.00       0.00       192,000.00          192,000.00        0.00         0.00          0.00

   D-1      4.07000%         176,366.67       0.00       176,366.67          176,366.67        0.00         0.00          0.00
================================================================================================================================
  TOTAL                    3,868,522.38       0.00 3     ,868,522.38       3,868,522.38        0.00         0.00          0.00
================================================================================================================================

                        WFS FINANCIAL 2004-3 OWNER TRUST

                              Officer's Certificate
                 for Collection Period ended September 30, 2004
                    for Distribution Date of October 18, 2004




Detailed Reporting


   See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of September 30, 2004 and were performed in conformity with the Sale and Servicing Agreement dated August 01, 2004.



                             ------------------------------------------------
                             Lori Bice
                             Assistant Vice President
                             Director Technical Accounting

                             ------------------------------------------------
                             Susan Tyner
                             Vice President
                             Assistant Controller